UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)           APRIL 10, 2006
                                                     --------------------------

                             THE RESTAURANT COMPANY
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                     333-131004                62-1254388
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
     of Organization)                                       Identification No.)

                          6075 POPLAR AVENUE, SUITE 800
                          MEMPHIS, TENNESSEE 38119-4709

                         (Address of Principal Executive
                          Offices, including Zip Code)

                                 (800) 877-7375

                        (Registrant's telephone number,
                              including area code)
                                       N/A
              -----------------------------------------------------
                (Former name or former address, if changed since
                                  last report)



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ITEM 8.01.  OTHER EVENTS

          The Restaurant Company (the "Company") issued a press release on April 10, 2006 announcing that it is engaged in discussions with Wilshire Restaurant Group, Inc., a Delaware corporation ("WRG"), the owner of Marie Callender's Restaurant & Bakery, a casual dining chain of restaurants best known for freshly baked pies, regarding an acquisition of 100% of the outstanding capital stock of WRG. A copy of the press release is attached hereto as Exhibit 99.1. The Company and WRG are portfolio companies of Castle Harlan Partners IV, L.P. and Castle Harlan Partners III, L.P., respectively. The terms of the proposed acquisition currently contemplate WRG shareholders exchanging their WRG stock for securities of TRC Holding LLC, a Delaware limited liability company ("TRCH"), the indirect parent of the Company. The exchange rate has not been finalized.

             In connection with the proposed acquisition, the Company anticipates (1) entering into a new $100 million term loan credit facility secured by substantially all of the assets of the combined businesses to repay WRG's existing indebtedness and (2) increasing its existing $25 million senior secured revolving credit facility to $40 million in order to satisfy the future working capital needs of the combined company following consummation of the proposed acquisition.

             There are no assurances that the proposed acquisition will occur or that the Company will be able to obtain financing on acceptable terms or at all.

             This report is neither an offer to sell nor a solicitation of an offer to buy any securities of the Company. The information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. In addition, this information shall not be deemed to be incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits
99.1 Press Release dated April 10, 2006.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE RESTAURANT COMPANY
                                            (Registrant)
Date:   April 11, 2006                      By:  /s/ Joseph F. Trungale
                                                 ------------------------------
                                                 Joseph F. Trungale
                                                 President and Chief Executive
                                                     Officer


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                                  EXHIBIT INDEX

Exhibit
Number    Description
------    ----------------------------------------------------------------------

99.1      Press Release dated April 10, 2006.